AMENDMENT NO. 2 TO LOAN FACILITY LETTER


     This Amendment No. 2, dated as of March 20, 2001, is by and among Andrew H. Baker ("Baker"), Huntingdon Life Sciences Group plc ("Huntingdon") and Focused Healthcare Partners LLC ("FHP").

         WHEREAS, pursuant to that certain Loan Facility Letter, dated September 25, 2000, between Baker and Huntingdon, as amended by Amendment No. 1 to Loan Facility Letter dated as of February 7, 2001, Baker agreed to make available to Huntingdon a loan facility (the "Loan Facility") of up to (pound)2,000,000, (pound)1,000,000 of which has already been drawn by Huntingdon;

         WHEREAS, Huntingdon has advised Baker that it intends to draw an additional US $750,000 (the "Second Draw") under the Loan Facility on or about March 22, 2001;

         WHEREAS, Baker, Huntingdon and FHP have agreed that the funds to be loaned to Huntingdon under the Second Draw shall be loaned in part by FHP and in part by Baker and that FHP shall become a party to the Loan Facility Letter.

         NOW, THEREFORE, the parties hereto agree as follows;

1. From and after the date hereof, FHP shall be added to and shall be deemed to be a party to the Loan Facility Letter.

2. Notice for the Second Draw shall be delivered on at least one day's advance written notice to FHP at the address and phone number on record with Huntingdon, as well as to Baker as previously provided.

3.       Payment of the Second Draw shall be made in US dollars.

4. Baker shall fund $500,000 of the Second Draw and FHP shall fund $250,000 of the Second Draw.

5. Payment of interest and repayment of principal on the Second Draw shall be made in US dollars and to such accounts as shall be designated by Baker and FHP, respectively.



Accepted and agreed:


/s/ Andrew Baker
--------------------------------------------
Andrew Baker



/s/ Julian Griffiths
---------------------------------------------
Huntingdon Life Sciences Group plc



/s/ Richard Michaelson
-----------------------------------------
Focused Healthcare Partners LLC